UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2021

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

The Wendy’s Company (the “Company”) is filing this Current Report on Form 8-K to provide an update on the proposed settlement of the previously-disclosed shareholder derivative action arising out of the criminal cyberattacks that targeted the point of sale systems of certain Wendy’s franchisees in 2015 and 2016 (the “Derivative Lawsuit”).

On February 14, 2019, the Company entered into a Stipulation and Agreement of Settlement (the “Settlement”) to resolve the Derivative Lawsuit. On January 24, 2020, the United States District Court for the Southern District of Ohio (the “Court”) issued an order granting preliminary approval of the Settlement, which consists of certain corporate governance undertakings and the payment of plaintiffs’ attorneys’ fees and expenses up to $950,000. Pursuant to an order issued by the Court on June 3, 2021, a hearing to determine whether the Court should issue a final order approving the Settlement has been scheduled for September 2, 2021. If the Settlement is approved by the Court, the Derivative Lawsuit will be dismissed with prejudice, and the Company expects the monetary terms of the Settlement to be covered by applicable insurance.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Summary Notice of Proposed Settlement (the “Summary Notice”), describing, among other things, the background of the claims made in the Derivative Lawsuit, the Settlement and the manner and deadline for stockholders of the Company to make objections, if any. The Summary Notice should be read in conjunction with the Settlement, which has been filed with the Court. Additional notice and the Settlement are also available on the Company’s Investor Relations website at www.irwendys.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Summary Notice of Proposed Settlement.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: June 28, 2021	By:	/s/ Michael G. Berner
Michael G. Berner
Vice President – Corporate & Securities Counsel and Chief Compliance Officer, and Assistant Secretary

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